SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Section 240.14a-12

                             THE ART BOUTIQUE, INC.
                     ---------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                             The Art Boutique, Inc.
                               Unit B, 15th Floor,
                            China Insurance Bldg
                                48 Cameron Road
                        Tsimshatsui, Kowloon, Hong Kong



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               December 9, 2006


Dear Shareholder:

     We cordially invite you to attend the The Art Boutique, Inc. Annual Meeting of Shareholders on December 9, 2006 @ 1:30 PM, at Unit B, 15th Floor, China
Insurance Bldg, 48 Cameron Road, Tsimshatsui, Kowloon, Hong Kong at which meeting you may be present. If you choose not to attend, you may send your ballot appointing Tsang Ping Lam, President, to vote as your ballot directs. The Notice of Meeting and the accompanying Proxy describe the business of the Annual Meeting of Shareholders.

     The enclosed Proxy statement is being furnished to shareholders of record as of November __, 2006 of The Art Boutique, Inc. ("ARTB.OB"), a Wyoming corporation, in connection with the following proposals.

       YOU ARE NOT REQUIRED TO SEND US A PROXY BUT YOUR PROXY IS REQUESTED

     The holders of a majority of the issued and outstanding shares entitled to vote have indicated that they intend to vote in favor of these proposals.

     1. To elect six directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

     2. To ratify the appointment of Jaspers + Hall, PC as Independent Accountants for the annual period ending December 31, 2006.

     3. To change the Company's name to a name to Pan Pacific Capital Partners, Inc.

     The Board of Directors has fixed the closing of business on November 8, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

     The Company's Annual Report to Stockholders for the year ended December 31, 2005 accompanies this Notice of Annual Meeting and Proxy Statement.

     All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.


                                           Sincerely,

                                           /s/Tsang  Ping Lam
                                           ------------------------------
                                           Tsang  Ping Lam, President




                                   -----------

     WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.

                            ----------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14A PROMULGATED THERETO

                                THE ART BOUTIQUE, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 December 9, 2006

     This Proxy Statement is being furnished to Shareholders of The Art Boutique Inc. ("ARTB.OB") in connection with the Annual Meeting of Shareholders (the "Meeting") to be held on December 9, 2006 and at any adjournments thereof (the "Meeting"). The Meeting will be held at Unit B, 15th Floor, China Insurance Bldg, 48 Cameron Road, Tsimshatsui, Kowloon, Hong Kong at 1:30 P.M. local time.

     This Proxy Statement is first being mailed or given to Shareholders on or about November __, 2006.

     We are a Wyoming corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB) under the symbol ARTB.OB. Information about us can be found in our December 31, 2005 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

                          WE ARE ASKING YOU FOR A PROXY
                      YOU ARE REQUESTED TO SEND US A PROXY

     We are soliciting proxies but the holders of more than 50% percent of the shares entitled to vote have indicated that they intend to vote in favor of these proposals. In light of the size of the holdings of these shareholders, the current Board and management of the Company deems the likelihood of a favorable vote on the proposals sufficient. You may mark and send the proxy attached hereto to record your vote.

                            COSTS OF PROXY STATEMENT

     We will pay the cost of preparing and sending out this proxy statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.


                                     VOTING

SHAREHOLDERS  ENTITLED  TO  VOTE

     Holders of record of common stock, at the close of business on the will be entitled to vote at the Annual Meeting. As of the record date, November 8, 2006, 47,471,900 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. We have only the single class of stock, namely our common stock. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                            ------------------------

QUORUM  AND  VOTE  NECESSARY  FOR  APPROVALS.

     A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

     The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares outstanding must vote in favor of the proposals present in person or by Proxy.

     A majority of shares issued and outstanding is sufficient to approve the proposal for a name change to be incorporated in Amendments to the Articles of Incorporation.

                                     PROXIES

     In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Proposals and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Tsang Ping Lam, Unit B, 15th Floor, China Insurance Bldg, 48 Cameron Road, Tsimshatsui, Kowloon, Hong Kong.

     IF THEY WISH TO VOTE, HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

     The person named as proxy is Tsang  Ping Lam, President of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.


                INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

     No officer or director or principal shareholder has a substantial or material interest in the favorable action on these proposals.

                            ----------------------

                                   PROPOSAL #1

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is six. The Board has nominated six (6) persons. At this Annual Meeting, a Board of six (6) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

     All the nominees are presently directors of the Company. In the event that any Management nominee shall become available, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.


THE DIRECTORS CANDIDATES NOMINATED BY MANAGEMENT ARE:

Mr. Tsang Ping Lam, Mr. Jun Kobayashi, Mr. Ken Ukai, Mr. Kentaro Ono, Mr. Tsang Hung Quen Quentin and Mr. Minoru Hirota

     The above individuals are nominees for election as directors for the next fiscal year. Their biographical information is as follows:

     Mr. Tsang Ping Lam, aged 62, was the Managing Director of Singapore Hong Kong Properties Investment Limited, a company specializing in real estate and properties and listed as a public company on the Stock Exchange of Hong Kong Ltd. from 1973 to 1982. Mr. Tsang was the Managing Director of Yoshiya International Corporation Limited, a Japanese conglomerate listed as a public company on the Stock Exchange of Hong Kong Ltd. from 1987 to 1996. With more than 35 years of management experience in global real estate and infrastructure industries, Mr. Tsang is currently serving as a Board of Advisor Member to several independent business ventures currently undertaking in Asia.

     Mr. Jun Kobayashi, aged 42, was graduated from Nanzan University and Tokyo YMCA College of Hotel Management School. Mr. Kobayashi was appointed as a Director of Yoshiya International Corporation Limited, a Japanese conglomerate listed as a public company on the Stock Exchange of Hong Kong Ltd. from 1987-1997. Mr. Kobayashi was the General Manager of the Overseas Planning Department of The Bird Inc., a full-service advertising agency in Japan from 1997-2005. Presently, he is also the Managing Director of Micronesia Holdings Inc., a resort and real estate development company in Japan.

                            ------------------------

     Mr. Ken Ukai, aged 37, was employed at Ask Planning Center, Inc., a company listed on the JASDAQ Stock Exchange of Japan from 1991 to 1998. Mr. Ukai has been the Chief Producer of Ask Kankyo Kaihatus Co., Ltd., a planning and development company specializing in real estate industry in Japan, since 1998. Presently, he is also a Director of Micronesia Holdings Inc., a resort and real estate development company in Japan.

     Mr. Kentaro Ono, aged 37, was the Manager of General Affairs of Yoshiya Company Limited, Japan, a catering industrial company from 1989 to 1999. Mr. Ono was the Manager of the Tokyo office of Bird of Paradise Holdings, Inc., a management consultant firm from 1999 to 2005. Presently, Mr. Ono is also a Director of Micronesia Holdings Inc., a resort and real estate development company in Japan.

     Mr. Tsang Hung Quen Quentin, aged 31, holds an H.B.A. degree and an M.B.A. degree in Finance and Accounting from Richard Ivey School of Business at The University of Western Ontario. He is also a Certified Management Accountant. Mr. Tsang was previously employed at NCR Corporation, an information technology services company, and began his career with a brokerage and securities firm. Mr. Tsang had further acted as an independent consultant to several technology ventures. He was also with an investment group that invests in public equities, private company buyouts, special situation opportunities and real estate properties.

     Mr. Minoru Hirota, aged 63, has been a supervisor of Japanese Society of Enterprise for promotion of investment in China from 2001. Presently, Mr. Hirota is also a president of Pioneer Planning Limited, a director of Restoration Co., Ltd. and vice president of Medical Advertising Agency.


     Management will devote part time to the operations of the Company, as necessary.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.


                                   PROPOSAL #2

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Jaspers + Hall, PC, Independent Public Accountants, of Denver, Colorado have been appointed as the Certifying accountants for the period through fiscal year 2004 and shareholders are asked to ratify such appointment. Ratification of the appointment of Jaspers + Hall, PC, as the Company's independent public accountants for the fiscal year ending December 31, 2006 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Jaspers + Hall , PC for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Jaspers + Hall, PC are not expected to be present at the Annual Meeting.

                            ------------------------

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Jaspers + Hall, PC as independent accountants for the Company's year ending December 31, 2006.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE
                       COMPANY'S INDEPENDENT ACCOUNTANTS.

                                   Proposal #3

              PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

                                   NAME CHANGE

     We are asking shareholders to authorize a change in the name of this corporation to Pan Pacific Capital Partners, Inc. This requires an amendment to our Articles of Incorporation.

     We believe that the name change in our Articles of Incorporation is in the best interest of our corporation, which reflects the new focus of the Company to Pacific Rim Investments.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE.

ANNUAL MEETING OF SHAREHOLDERS

     At the date of this proxy statement, no other matter will be presented for action at the Annual meeting. Only those matters proposed as discussed will be voted on at the meeting. Shareholders may propose matters to be presented at shareholder meetings and also nominate directors. Shareholder proposals must conform to the standards set out by the Securities Exchange Commission and must be received at our principal offices on or before, February 28, 2007 in order to be included in future proxy materials, if any, or presentation at our next annual meeting of shareholders, anticipated in late summer of 2006.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     As of the call date of the meeting, November 8, 2006, the total number of common shares outstanding and entitled to vote was 47,471,900.

     The holders of such shares are entitled to one vote for each share being held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

REPORT AVAILABLE

     A copy of our most current Annual Report on form 10KSB is attached hereto and later filings may be obtained without charge, by writing to us c/o Tsang Ping Lam, Unit B, 15th Floor, China Insurance Bldg, 48 Cameron Road, Tsimshatsui, Kowloon, Hong Kong.

                         BOARD OF DIRECTORS AND OFFICERS

     The persons listed below are currently Officers and the members of the Board of Directors.

     The directors and executive officers of the Company as of November 8, 2006 are as follows:



        Tsang Ping Lam,                 62     President and Director
        Tsang Hung Quen Quentin,        31     Secretary, Treasurer and Director
        Jun Kobayashi                   42     Vice President and Director
        Ken Ukai                        37     Director
        Kentaro Ono                     37     Director
        Minoru Hirota                   63     Vice President and Director



                            ------------------------

     The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

The principal occupations of each current director and officer and nominee for director of the Company for at least the past five years are as shown in the bios for nominees for director.



    NAME          AGE       POSITION WITH THE COMPANY    TERM  PERIOD OF SERVICE
    ----          ---       -------------------------    ----  -----------------

Mr.Tsang Ping Lam 62        President                    Annual    since 2006
                            and Director

Mr. Tsang Hung
Quen Quentin      31        Secretary/Treasurer          Annual    since 2006
                            And Director

Mr. Minoru Hirota 63        Vice  President              Annual    since 2006
                            And Director

Mr. Jun Kobayashi 42        Vice President               Annual    since 2006
                            and Director

Mr. Ken Ukai      37        Director                     Annual    since 2006

Mr. Kentaro Ono   37        Director                     Annual    since 2006

Executive Compensation
-------------------------
Remuneration
--------------

     The following information is set forth with respect to all remuneration paid by the Company during the year ended December 31, 2005 to the Company's five most highly paid executive officers or directors whose total remuneration exceeded $100,000 and to all directors and officers as a group:


                            Fiscal       Annual Compensation     Awards
Name & Principal            Year       Salary         Bonus        Other Annual          Restricted       Securities
Position                    Ended      ($)            ($)          Compensation          Stock            Underlying
                            December                              ($)                    Award(s)         Options/
                                                                                         ($)              SARS (#)
- ----------------------------------------------------------------------------------------------------------------------------------

Tsang Ping Lam              2006       $0             0            0                     0                0
President/ CEO              2005       $0             0            0                     0                0
& Director                  2004       $0             0            0                     0                0

Tsoi Mow Hung               2006       $0             0            0                     0                0
President                   2005       $0             0            153,840               0                0
                            2004       $0             0            0                     0                0

Tsang Hung
Quen Quentin                2006       $0             0            0                     0                0
Secretary & Director        2005       $0             0            0                     0                0
                            2004       $0             0            0                     0                0

Ronald Lui,                 2006       0              0            0                     0                0
Secretary/Director/CEO      2005       $153,840       0            0                     0                0
                            2004       $0             0            0                     0                0

All Officers &              2006       $0             0            0                     0                0
Directors as a group (2)    2005       $0             0            0                     0                0
                            2004       $0             0            0                     0                0


(1) Directors are to be paid $0 per meeting attended by such director. Other than the remuneration discussed above, the Company has no retirement, pension, profit sharing, stock option or similar program for the benefit of its officers, Directors or employees.

*Waived.

                          ---------------------------
                                        8

                                  LONG TERM COMPENSATION
                                  ----------------------
                                       Options
                        Restricted     & SARs
                        Stock          LTIP          LTIP           Other
                        Awards         Payouts       Payouts        Compensation
                        ------         -------       -------        ------------

Tsang Ping Lam           None           None         None           None

Tsang Hung
Quen Quentin             None           None         None           None

Jun Kobayashi            None           None         None           None

Ken Ukai                 None           None         None           None

Kentaro Ono              None           None         None           None

Minoru Hirota            None           None         None           None



Option/SAR Granted During the Last Fiscal Year
- ----------------------------------------------

     No Options were granted during the last fiscal year.


Long Term Incentive Plans/Awards in Last Fiscal Year
- ----------------------------------------------------

    None

     (1) None of the current directors of the Company will devote their full time to the management of the Company.


 Stock Purchase Plans; Profit Sharing and Thrift Plans
 -----------------------------------------------------

     Presently  the  Company has no stock  purchase  plans,  profit-sharing   or
thrift plans.

Options, Warrants or Rights
- ----------------------------


             Summary of Outstanding Options as of ___________, 2006

                       Award
Issued To              Date          Amount/Price    Term         Effective Date        Comments
- ---------            ----          ------------    ----         --------------        ---------
None


     TOTAL


Compensation Committee Interlocks
- ---------------------------------

     The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee.

Audit Committee
- ---------------

     The Company does not have an Audit Committee. The members of the Board sit as the Audit Committee.

                           ----------------------

Code of Ethics
- --------------

     The Company has not adopted a Code of Ethics for the Board and the salaried employees.

 Committees and Procedures

     (1) The registrant has no standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. The Board acts itself in lieu of committees due to its small size.

     (2) The view of the board of directors is that it is appropriate for the registrant not to have such a committee because all directors participate in the consideration of director nominees and the board is so small.

     (3) Each of the members of the Board which acts as nominating committee is not independent, pursuant to the definition of independence of a national securities exchange registered pursuant to section 6(a) of the Act (15 U.S.C. 78f(a).

     (4) The nominating committee has no policy with regard to the consideration of any director candidates recommended by security holders, but the committee will consider director candidates recommended by security holders.

     (5) The basis for the view of the board of directors that it is appropriate for the registrant not to have such a policy is that there is no need to adopt a policy for a small company.

     (6) The nominating committee will consider candidates recommended by security holders, and by security holders in submitting such recommendations; should provide a completed Directors Questionnaire to the Company.

     (7) There are no specific, minimum qualifications that the nominating committee believes must be met by a nominee recommended by security holders except to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

     (8) The nominating committee's process for identifying and evaluation nominees for director, including nominees recommended by security holders, is to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

     (9) With regard to each nominee approved by the nominating committee for inclusion on the registrant's proxy card (other than nominees who are executive officers or who are directors standing for re-election), state which one or more of the following categories of persons or entities recommended that nominee: Legal Counsel to Company.

                            --------------------------

PRINCIPAL HOLDERS OF VOTING SECURITIES

     a) The following table lists any person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) who, to the knowledge of the Company, was the beneficial owner as of November 8, 2006, of more than 5% of the outstanding voting shares of the Company. Unless otherwise noted, the owner has sole voting and dispositive power with respect to the securities.


   Title      Name and Address
     of        of Beneficial               Amount of   Five Percent Ownership
   Class        Owner                     Beneficial       of
                                           Interest      Equity(1)
- ---------  ----------------------------  ------------  -----------
Common Stock   Choy Kwok Fai               25,500,000      53.7%

Common Stock   Yasuhiro Sakakibara         10,100,000      21.3%


 Total as a Group (persons)                35,600,000      75%
-----------------------------
* The beneficial owner's address is the same as the Company's principal office.


(1) With respect to the common stock, percentages shown are based upon 47,471,900 shares of common stock actually outstanding as of November 8, 2006.

     (b) The following table sets forth as of November 8, 2006, the beneficial ownership of the Company's voting shares by all current directors and executive officers of the Company as a group. Unless otherwise indicated, each person listed below has sole voting and investment power over all shares beneficially owned by him.

                         ------------------------------

                 Beneficial Ownership of Officers and Directors

      Title       Name of                             Amount and        Percent
        of        Beneficial                          Nature of         of
      Class       Owner                               Beneficial        Equity
      -----       -----                               Ownership         -------


                                                         Number of                 Percentage of
                Name                                    Shares Owned                    Class
- ----------------------------------------------------------------------------------------------------



Tsang Ping Lam Officer/Director                                      0                         0
Unit B, 15th Floor,
China Insurance Bldg
48 Cameron Road
Tsimshatsui, Kowloon, Hong Kong
-------------------------------------------------
Tsang Hung Quen Quentin  Officer                                     0                         0
Unit B, 15th Floor,
China Insurance Bldg
48 Cameron Road
Tsimshatsui, Kowloon, Hong Kong
-------------------------------------------------

Jun Kobayashi  Director/Officer                                      0                         0
Unit B, 15th Floor,
China Insurance Bldg
48 Cameron Road
Tsimshatsui, Kowloon, Hong Kong
-------------------------------------------------

Minoru  Hirota    Officer                                            0                         0
Unit B, 15th Floor,
China Insurance Bldg
48 Cameron Road
Tsimshatsui, Kowloon, Hong Kong
-------------------------------------------------
Ken Ukai                                                             0                         0
Unit B, 15th Floor,
China Insurance Bldg
48 Cameron Road
Tsimshatsui, Kowloon, Hong Kong
-------------------------------------------------

Kentaro Ono                                                          0                         0
Unit B, 15th Floor,
China Insurance Bldg
48 Cameron Road
Tsimshatsui, Kowloon, Hong Kong
-------------------------------------------------

Officers and Directors as a group                                    0                         0%


Common Stock


* The beneficial owner's address is the same as the Company's principal office.

                            ------------------------

Notes to the table:

     Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

COMPLIANCE  WITH  SECTION  16  OF  THE  SECURITIES  EXCHANGE  ACT

     Under Section 16 of the Securities Exchange Act 1934, the Company's directors and executive officers and persons holding more than 10% of its common stock are required to report their initial ownership of common stock and subsequent changes to that ownership to the Securities and Exchange Commission by specified due dates. To the Company's knowledge all of these filing requirements were satisfied.

     The Company's Annual Report on Form 10-KB for the year ended December 31, 2005 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.

Principal Accountant Fees and Services
- --------------------------------------

     General. Jaspers + Hall, PC, LLC, CPAs ("J+H") is the Company's principal auditing accountant firm. The Company's Board of Directors has
considered   whether  the  provisions  of  audit  services  is  compatible  with maintaining J+H independence.

     Audit Fees. Jasper + Hall billed the Company $5,000 for the following professional services: audit of the annual financial statement of the Company for the fiscal year ended December 31, 2005 and review of the interim financial statements included in quarterly reports on Form 10-QSB for the periods ended March 31, 2005, June 30, 2006. There were no audit related fees in 2001 to 2006. There were no tax fees or other fees in 2001 to 2006 paid to Auditors or Auditors affiliates.

     The Company's Board acts as the audit committee and had no "pre-approval policies and procedures" in effect for the auditors' engagement for the audit year 2005.

     All audit work was performed by the auditors' full time employees.

                            -----------------------
                                       13

OTHER  AND  GENERAL  INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended December 31, 2005, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by The Art Boutique, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

                             THE ART BOUTIQUE, INC.

                          Dated: October 26, 2006

                     By the order of the Board of Directors

                               /s/ Tsang Ping Lam
                             -----------------------
                  Tsang Ping Lam , President, CEO, and Director


                            -------------------------

                                     BALLOT

- ------------------------------------------------------------------------------
                             The Art Boutique, Inc.
                               Unit B, 15th Floor,
                              China Insurance Bldg
                                 48 Cameron Road
                         Tsimshatsui, Kowloon, Hong Kong

                          PROXY FOR ANNUAL MEETING OF
                         STOCKHOLDERS, December 9, 2006

     The undersigned hereby appoints Tsang Ping Lam proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of The Art Boutique, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on December 9, 2006, at 1:30 p.m., at Unit B, 15th Floor, China Insurance Bldg., 48 Cameron Road Tsimshatsui, Kowloon, Hong Kong, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To elect a Board of six (6) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

          Nominees:

     Mr. Tsang Ping Lam, Mr. Jun Kobayashi, Mr. Ken Ukai, Mr. Kentaro Ono, Mr. Tsang Hung Quen Quentin and Mr. Minoru Hirota


               [_] FOR: nominees listed above (except as marked to the contrary below).

               [_] WITHHOLD authority to vote lease space for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

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2. To ratify the appointment of Jaspers + Hall, PC as independent accountants for the period ending December 31, 2006:

         [_] FOR           [_] AGAINST               [_] ABSTAIN


3. To change the name of the corporation to a name to Pan Pacific Capital Partners, Inc. (This involves an amendment to Articles of Incorporation)

         [_] FOR           [_] AGAINST               [_] ABSTAIN

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Number of shares owned ________________and voted hereby.

Name & Address of Shareholder

_____________________________

_____________________________

_____________________________

_____________________________
(VOID WITHOUT INFO)



                                        ----------------------------------------
                                              Signature of Stockholder



                                        ----------------------------------------
                                              Signature if held jointly

                                        Dated: __________________________, 2005

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.